Exhibit 10.31
Execution Version

OMNIBUS AMENDMENT NO. 3
TO COMBINED CREDIT AGREEMENTS
THIS OMNIBUS AMENDMENT NO. 3 TO COMBINED CREDIT AGREEMENTS (this “Amendment”), dated as of October 5, 2012, is among QUICKSILVER RESOURCES INC., (the “U.S. Borrower”), QUICKSILVER RESOURCES CANADA, INC., (the “Canadian Borrower”) (collectively, the “Combined Borrowers”), JPMORGAN CHASE BANK, N.A., as global administrative agent (in such capacity, the “Global Administrative Agent”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”), and each of the U.S. Lenders and Canadian Lenders party hereto.

R E C I T A L S
A.    The U.S. Borrower, the Global Administrative Agent, and the various financial institutions party thereto as Agents or Lenders (the “U.S. Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, as further amended by Omnibus Amendment No. 2 dated as of August 6, 2012, and as amended, supplemented or modified, the “U.S. Credit Agreement”).
B.    Quicksilver Resources Inc., as parent, the Canadian Borrower, the Canadian Administrative Agent, the Global Administrative Agent, and the various financial institutions party thereto as agents or lenders (the “Canadian Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, as further amended by Omnibus Amendment No. 2 dated as of August 6, 2012, and as amended, supplemented or modified, the “Canadian Credit Agreement”) (the U.S. Credit Agreement and the Canadian Credit Agreement being collectively referred to as the “Combined Credit Agreements”).
C.    The Combined Borrowers have requested that the Required Lenders agree, and the Required Lenders have agreed, to amend certain provisions of the Combined Credit Agreements.
D.    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the U.S. Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to applicable section of the Combined Credit Agreements.
Section 2.    Amendments to Combined Credit Agreements.

2.1    Amendments to Section 1.02. The following definitions are hereby added where alphabetically appropriate to each of the Combined Credit Agreements to read as follows:

“Aggregate Swap MTM” has the meaning assigned to such term in Section 9.10(d).

“Swap Restructuring” has the meaning assigned to such term in Section 9.10(d).

“Third Amendment Effective Date” means October 5, 2012.

2.2    Amendments to Section 9.10(d).

a)	The last sentence of Section 9.10(d) of the Canadian Credit Agreement is hereby amended to read:
“Notwithstanding the foregoing, in no event shall the Parent or any Restricted Subsidiary terminate, unwind, cancel or otherwise dispose of any Oil and Gas Swap Agreements in respect of settlement payments thereto occurring prior to December 31, 2014; provided that the Parent or any Restricted Subsidiary may restructure any such settlement payments in respect of any Oil and Gas Swap Agreement (including, for the avoidance of doubt, any restructuring effected by means of a substantially concurrent termination and replacement that serves as a substitute for a restructuring) (a “Swap Restructuring”) if (a) the following conditions are satisfied on the date of any such Swap Restructuring after giving effect to any such Swap Restructuring, (i) the other requirements of Section 9.10(d) are satisfied, (ii) no Default has occurred and is continuing and (iii) the mark-to-market value of the Oil and Gas Swap Agreements of the Parent and its Restricted Subsidiaries attributable to settlement payments during the period prior to January 1, 2015 (the “Aggregate Swap MTM”) is, in the aggregate, not less than 95% of the Aggregate Swap MTM immediately prior to such Swap Restructuring and (b) within two business days of any Swap Restructuring the Parent has provided notice to the Administrative Agent that a Swap Restructuring was undertaken pursuant to this proviso, which notice shall also set forth (x) the amount of cash received by the Parent and any Restricted Subsidiary in connection with such Swap Restructuring and (y) any affected Oil and Gas Swap Agreements and any changes to the terms thereof that occurred in connection with such Swap Restructuring.”

b)	The last sentence of Section 9.10(d) of the U.S. Credit Agreement is hereby amended to read:

“Notwithstanding the foregoing, in no event shall the Borrower or any Restricted Subsidiary terminate, unwind, cancel or otherwise dispose of any Oil and Gas Swap Agreements in respect of settlement payments thereto occurring prior to December 31, 2014; provided that the Borrower or any Restricted Subsidiary may restructure any such settlement payments in respect of any Oil and Gas Swap Agreement (including, for the avoidance of doubt, any restructuring effected by means of a substantially concurrent termination and replacement that serves as a substitute for a restructuring) (a “Swap Restructuring”) if (a) the

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following conditions are satisfied on the date of any such Swap Restructuring after giving effect to any such Swap Restructuring, (i) the other requirements of Section 9.10(d) are satisfied, (ii) no Default has occurred and is continuing and (iii) the mark-to-market value of the Oil and Gas Swap Agreements of the Borrower and its Restricted Subsidiaries attributable to settlement payments during the period prior to January 1, 2015 (the “Aggregate Swap MTM”) is, in the aggregate, not less than 95% of the Aggregate Swap MTM immediately prior to such Swap Restructuring and (b) within two business days of any Swap Restructuring the Borrower has provided notice to the Administrative Agent that a Swap Restructuring was undertaken pursuant to this proviso which notice shall also set forth (x) the amount of cash received by the Borrower and any Restricted Subsidiary in connection with such Swap Restructuring and (y) any affected Oil and Gas Swap Agreements and any changes to the terms thereof that occurred in connection with such Swap Restructuring.”
Section 3.    Conditions Precedent. This Amendment shall not become effective until the date on which each of the following conditions is satisfied (the “Third Amendment Effective Date”):
3.1    The Global Administrative Agent shall have received from each of the Combined Borrowers, the Required Lenders, the Global Administrative Agent and the Canadian Administrative Agent counterparts of this Amendment signed on behalf of such Person.
3.2    The Combined Borrowers shall have paid all amounts due and payable in connection with this Amendment on or prior to the Third Amendment Effective Date, including, to the extent invoiced at least one (1) Business Day prior to such date, all documented out-of-pocket expenses required to be reimbursed or paid by the Combined Borrowers under the Combined Credit Agreements.
Section 4.    Miscellaneous.
4.1    Confirmation. All of the terms and provisions of the Combined Credit Agreements, as amended by this Amendment, are, and shall remain, in full force and effect following the effectiveness of this Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. Each Combined Borrower hereby (a) acknowledges the terms of this Amendment; (a) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document (as defined in the applicable Combined Credit Agreement as used in this Section) to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (a) represents and warrants to the Lenders (as defined in the applicable Combined Credit Agreement) that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the Third Amendment Effective Date, except that to the extent any such representations and warranties are (x) expressly limited to an earlier date, in which case, on the Third Amendment Effective Date such representations and warranties shall

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continue to be true and correct as of such specified earlier date and (y) qualified by materiality, such representations and warranties (as so qualified) shall continue to be true and correct in all respects and (ii) no Default (as defined in the applicable Combined Credit Agreement) has occurred and is continuing as of the Third Amendment Effective Date.
7.2    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart hereof.
7.3    Governing Law, Jurisdiction, etc. Sections 12.09 and 12.18 of the Canadian Credit Agreement shall be incorporated herein mutatis mutandis as this Amendment relates to the Canadian Credit Agreement and Sections 12.09 and 12.18 of the U.S. Credit Agreement shall be incorporated herein mutatis mutandis as this Amendment relates to the U.S. Credit Agreement.
[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

QUICKSILVER RESOURCES INC., a Delaware corporation

By:	/s/ Vanessa Gomez LaGatta Name: Vanessa Gomez LaGatta Title: Vice President – Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 3 TO
COMBINED CREDIT AGREEMENTS

QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation

By:	/s/ Vanessa Gomez LaGatta Name: Vanessa Gomez LaGatta Title: Vice President – Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 3 TO
COMBINED CREDIT AGREEMENTS

JPMORGAN CHASE BANK, N.A., as a Lender under the U.S. Credit Agreement and as Global Administrative Agent

By:	/s/ David Morris Name: David Morris Title: Authorized Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 3 TO
COMBINED CREDIT AGREEMENTS

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender under the Canadian Credit Agreement and as Canadian Administrative Agent

By:	/s/ Steve Voigt Name: Steve Voigt Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 3 TO
COMBINED CREDIT AGREEMENTS

BANK OF AMERICA, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Alia Qaddumi Name: Alia Qaddumi Title: Vice President

BANK OF AMERICA, N.A., (by its Canada Branch) as a Lender under the Canadian Credit Agreement
By:     /s/ Medina Sales de Andrade
    Name:     Medina Sales de Andrade
    Title: Vice President

BRANCH BANKING & TRUST COMPANY, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement
By:     /s/ Ryan K. Michael
    Name:    Ryan K. Michael
    Title: Senior Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender under the Canadian Credit Agreement

By:	/s/ Randy Geislinger Name: Randy Geislinger Title: Executive Director

By:	/s/ Joelle Chatwin Name: Joelle Chatwin Title: Executive Director

CIBC INC., as a Lender under the U.S. Credit Agreement

By:	/s/ Trudy Nelson Name: Trudy Nelson Title: Authorized Signatory
By:     /s/ Richard Antl
    Name:    Richard Antl
    Title: Authorized Signatory

CITIBANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Phil Ballard Name: Phil Ballard Title: Vice President

CITIBANK, N.A., CANADIAN BRANCH, as a Lender under the Canadian Credit Agreement
By:     /s/ Gordon Dekuyper
    Name: Gordon Dekuyper
    Title: Managing Director

COMERICA BANK, as a Lender under the U.S. Credit Agreement

By:	/s/ Katya Evseev Name: Katya Evseev Title: Assistant Vice President

COMERICA BANK, CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Omer Ahmed Name: Omer Ahmed Title: Portfolio Manager

COMPASS BANK, as a Lender under the U.S. Credit Agreement

By:	/s/ Umar Hassan Name: Umar Hassan Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 3 TO
COMBINED CREDIT AGREEMENTS

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Tom Byargeon Name: Tom Byargeon Title: Managing Director

By:	/s/ Sharada Manne Name: Sharada Manne Title: Managing Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender under the U.S. Credit Agreement

By:	/s/ Mikhail Faybusovich Name: Mikhail Faybusovich Title: Director

By:	/s/ Michael D. Spaight Name: Michael D. Spaight Title: Associate

CREDIT SUISSE AG, TORONTO BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Alain Daoust Name: Alain Daoust Title: Director
By: /s/ Paul White
    Name: Paul White
    Title: Vice President
    Credit Suisse, AG, Toronto Branch

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender under the U.S. Credit Agreement

By:	/s/ Michael Getz Name: Michael Getz Title: Vice President

By:	/s/ Courtney E. Meehan Name: Courtney E. Meehan Title: Vice President

DEUTSCHE BANK AG CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Paul M. Jurist Name: Paul M. Jurist Title: Managing Director & Principal Officer
By:      /s/ Marcellus Leung
    Name: Marcellus Leung
    Title: Assistant Vice President

EXPORT DEVELOPMENT CANADA, as a Lender under the U.S. Credit Agreement

By:	/s/ Richard Leong Name: Richard Leong Title: Asset Manager

By:	/s/ Trevor Mulligan Name: Trevor Mulligan Title: Asset Manager

GOLDMAN SACHS BANK USA, as a Lender under the U.S. Credit Agreement

By:	/s/ Michelle Latzoni Name: Michelle Latzoni Title: Authorized Signatory

KEYBANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Sherri Manson Name: Sherri Manson Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 3 TO
COMBINED CREDIT AGREEMENTS

THE BANK OF NOVA SCOTIA, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement
By: Terry Donovan
    Name: Terry Donovan
    Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 3 TO
COMBINED CREDIT AGREEMENTS

THE ROYAL BANK OF SCOTLAND plc, as a Lender under the U.S. Credit Agreement

By:	/s/ Sanjay Remond Name: Sanjay Remond Title: Authorised Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 3 TO
COMBINED CREDIT AGREEMENTS

THE ROYAL BANK OF SCOTLAND N.V., (CANADA) BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Shehan J. De Silva Name: Shehan J. De Silva Title: Vice President
/s/ David Wright
Name: David Wright
Title: Director
Head of Client Management Canada

TORONTO DOMINION (NEW YORK) LLC, as a Lender under the U.S. Credit Agreement

By:	/s/ Bebi Yasin Name: Bebi Yasin Title: Authorized Signatory

THE TORONTO-DOMINION BANK, as a Lender under the Canadian Credit Agreement

By:	/s/ Bebi Yasin Name: Bebi Yasin Title: Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION, as a Lender under the U.S. Credit Agreement

By:	/s/ Heather Han Name: Heather Han Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 3 TO
COMBINED CREDIT AGREEMENTS

UBS LOAN FINANCE LLC, as a Lender under the U.S. Credit Agreement

By:	/s/ Irja R. Otsa Name: Irja R. Otsa Title: Associate Director
Banking Products Services, US

By:	/s/ David Urban Name: David Urban Title: Associate Director
Banking Products Services, US

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 3 TO
COMBINED CREDIT AGREEMENTS

UBS AG CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Irja R. Otsa Name: Irja R. Otsa Title: Attorney-in-fact

By:	/s/ David Urban Name: David Urban Title: Attorney-in-fact

WELLS FARGO BANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Juan Carlos Sandoval Name: Juan Carlos Sandoval Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 3 TO
COMBINED CREDIT AGREEMENTS

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Lender under the Canadian Credit Agreement

By:	/s/ Juan Carlos Sandoval Name: Juan Carlos Sandoval Title: Director